                                                                    Exhibit 25.1


= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                 13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

One Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                 (Zip code)

                          ----------------------------


                             Giant Industries, Inc.

               (Exact name of obligor as specified in its charter)

Delaware                                                 86-0642718

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)

                         Giant Industries Arizona, Inc.

               (Exact name of obligor as specified in its charter)

Arizona                                                  86-0218157

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)



                            Ciniza Production Company

               (Exact name of obligor as specified in its charter)

New Mexico                                               74-2468207

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)



                       Giant Stop-N-Go of New Mexico, Inc.

               (Exact name of obligor as specified in its charter)

New Mexico                                               85-0389396

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)

                            Giant Four Corners, Inc.

               (Exact name of obligor as specified in its charter)

Arizona                                                  86-0739055

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)



                             Phoenix Fuel Co., Inc.

               (Exact name of obligor as specified in its charter)

Arizona                                                  86-0109486

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)



                            San Juan Refining Company

               (Exact name of obligor as specified in its charter)

New Mexico                                               74-2759385

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)

                            Giant Mid-Continent, Inc.

               (Exact name of obligor as specified in its charter)

Arizona                                                  86-0784398

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)



                             Giant Pipeline Company

               (Exact name of obligor as specified in its charter)

New Mexico                                               85-0467397

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)



                              DeGuelle Oil Company

               (Exact name of obligor as specified in its charter)

Colorado                                                 84-0791921

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)

                              Giant Yorktown, Inc.

               (Exact name of obligor as specified in its charter)

Delaware                                                 27-0003663

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)



                         Giant Yorktown Holding Company

               (Exact name of obligor as specified in its charter)

Delaware

(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

23733 North Scottsdale Road                              85255
Scottsdale, AZ
                                                         (Zip code)
(Address of principal executive offices)

                                   ----------

                     11% Senior Subordinated Notes due 2012

                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


--------------------------------------------------------------------------------------------------
                    Name                                                     Address
--------------------------------------------------------------------------------------------------
      Superintendent of Banks of the State of                  2 Rector Street, New York, N.Y.
      New York                                                 10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.
                                                               10045

      Federal Deposit Insurance Corporation                    Washington, D.C.  20429

      New York Clearing House Association                      New York, New York   10005

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of July, 2002.


                                           THE BANK OF NEW YORK


                                           By:  /S/ MING SHIANG
                                                ------------------------------
                                                Name: Ming Shiang
                                                Title:  Vice President

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                          Dollar Amounts
                                                                           In Thousands
ASSETS

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                      $ 3,765,462
   Interest-bearing balances...........................                        3,835,061
Securities:
   Held-to-maturity securities.........................                        1,232,736
   Available-for-sale securities.......................                       10,522,833
Federal funds sold and Securities purchased under
   agreements to resell................................                        1,456,635
Loans and lease financing receivables:
   Loans and leases held for sale................                                801,505
   Loans and leases, net of unearned
     income...............46,206,726
   LESS: Allowance for loan and
     lease losses............607,115
   Loans and leases, net of unearned
     income and allowance..............................                       35,249,695
Trading Assets.........................................                        8,132,696
Premises and fixed assets (including capitalized
   leases).............................................                          898,980
Other real estate owned................................                              911
Investments in unconsolidated subsidiaries and
   associated companies................................                          220,609
Customers' liability to this bank on acceptances
   outstanding.........................................                          574,020
Intangible assets......................................
   Goodwill............................................                        1,714,761
   Other intangible assets.............................                           49,213
Other assets...........................................                        5,001,308
                                                                             -----------

Total assets...........................................                      $73,954,859
                                                                             ===========
LIABILITIES
Deposits:
   In domestic offices.................................                      $29,175,631
   Noninterest-bearing.......................11,070,277
   Interest-bearing..........................18,105,354
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                       24,596,600
   Noninterest-bearing..........................321,299
   Interest-bearing..........................24,275,301
Federal funds purchased and securities sold under
   agreements to repurchase............................                        1,922,197
Trading liabilities....................................                        1,970,040
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                            1,577,518
Bank's liability on acceptances executed and
   outstanding.........................................                          575,362
Subordinated notes and debentures......................                        1,940,000
Other liabilities......................................                        5,317,831
                                                                             -----------
Total liabilities......................................                      $67,075,179
                                                                             ===========
EQUITY CAPITAL
Common stock...........................................                        1,135,284
Surplus................................................                        1,055,508
Retained earnings......................................                        4,227,287
Accumulated other comprehensive income.........                                  (38,602)
Other equity capital components.....................                                   0
----------------------------------------------------------------------------------------
Total equity capital...................................                        6,379,477
                                                                             -----------
Total liabilities and equity capital...................                      $73,954,859
                                                                             ===========


      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                     Thomas J. Mastro,
                                 Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                             Directors